united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23066

Northern Lights Fund Trust IV

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 11/30

Date of reporting period: 11/30/23

Item 1. Reports to Stockholders.

Moerus Worldwide Value Fund

Class N Shares (MOWNX)
Institutional Class Shares (MOWIX)

Annual Report
November 30, 2023

1-844-663-7871
www.moeruscap.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Moerus Worldwide Value Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Foreside Fund Services, LLC
Member FINRA

Moerus Worldwide Value Fund Annual Shareholder Letter: Twelve Months Ended November 30, 2023

Dear Fellow Investors:

We hope this Annual Shareholder Letter finds you and your families well. We are writing to update you on recent developments regarding the Moerus Worldwide Value Fund (“the Fund”) over the twelve months ended November 30, 2023 (as referenced herein, “2023,” “the year,” or “Fiscal Year 2023”). In this Letter, we will discuss the Fund’s performance against what was an interesting market backdrop, key themes and drivers of 2023 performance, notable investment activity in 2023, an update on recent corporate activity and its role in the Fund’s portfolio, our outlook looking forward, and more.

We thank you very much for your support, and, as always, we welcome any feedback that you might have.

Fund Performance (as of November 30, 2023)*

Fund/Index	6-Months	1-Year	Average Annual Returns
			3-Year	5-Year	Since Inception**
Moerus Worldwide Value Fund - Class N	13.46%	16.49%	15.87%	7.36%	6.36%
Moerus Worldwide Value Fund - Institutional Class	13.59%	16.79%	16.18%	7.63%	6.63%
MSCI AC World Index Net (USD)***	8.28%	12.01%	5.69%	9.07%	9.50%
MSCI AC World Index ex USA Net (USD)****	5.07%	9.26%	1.67%	5.06%	5.75%

*	Performance data quoted is historical and is net of fees and expenses.

**	Inception date is May 31, 2016.

***	The MSCI AC World Index Net (USD) captures large and mid-cap representation across 23 Developed Market and 24 Emerging Market countries. With 2,946 constituents, the index covers approximately 85% of the global investable equity opportunity set. You cannot invest directly in an index.

****	The MSCI AC World ex USA Index Net (USD) is an unmanaged index consisting of 46 country indices comprised of 22 of 23 developed markets (excluding the US) and 24 emerging market country indices. With 2,321 constituents, the Index covers approximately 85% of the global equity opportunity set outside the US. The Index is calculated with dividends reinvested after deduction of withholding tax. The Index is shown solely for comparison purposes and the underlying holdings of the Index may differ significantly from the portfolio. The Index is a trademark of MSCI Inc. and is not available for direct investment.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Returns are shown net of fees and expenses and assume reinvestment of dividends and other income. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please call 1 (844) MOERUS1 or visit www.moeruscap.com for the most recent month-end performance.

Investment performance reflects expense limitations in effect. Effective March 31, 2023, the Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least November 6, 2024, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)), will not exceed 1.50% and 1.25% of the Fund’s average daily net assets attributable to Class N shares and Institutional Class shares, respectively.

www.moeruscap.com

The Fund’s Institutional Class returned +16.79% during its 2023 Fiscal Year – the twelve months ended November 30, 2023. By comparison, the MSCI All-Country World Index Net (“MSCI ACWI”) returned +12.01% and the MSCI All-Country World Index ex USA Net (“MSCI ACWI ex USA”) returned +9.26% during the same period1. In short, during the twelve months ended November 30, 2023 – a period in which mega- cap Growth stocks dramatically outperformed Value stocks and the broader market in general (more on that shortly) – the Fund nonetheless performed well on an absolute basis and meaningfully outperformed both the MSCI ACWI and the MSCI ACWI ex USA on a relative basis.

In the pages that follow, we will briefly discuss the general market environment, before delving into the noteworthy factors driving the Fund’s performance in 2023. But prior to that, regarding the table and performance referenced above, we (as always) would like to emphasize that the short-term and Index performance data are included simply for informational purposes for our fellow investors. The Fund seeks to invest with a long-term time horizon of five years or more, and it is not managed with any short-term performance objectives or benchmark considerations in mind. The investment objective of the Fund is long-term capital appreciation, and we manage the Fund with the goal of achieving attractive risk-adjusted performance over the long term. Our investment approach is predicated upon taking a long-term view and striving to take advantage of near-term uncertainty by investing in depressed and/or unpopular businesses and assets at attractive prices. Short-term market or index performance, therefore, is never a primary focus for us, except insofar as it may offer us longer-term investment opportunities. With that, we will move on to a look back at the year that was 2023 in equity markets.

2023 Market Review

2023 was an interesting year for global equity markets – ultimately a positive one for most (in terms of index returns, at least), though not without some twists and turns, wild swings in market sentiment, and quite a bit of volatility and uncertainty at multiple points along the way. The year began with renewed hopes of a deceleration in inflation and an eventual Federal Reserve pause, if not pivot (driving a strong January), before global equity markets generally declined in February as headline January 2023 Consumer Price Index (CPI) statistics in the U.S. came in higher than consensus estimates, thus dampening those hopes. But the biggest story of the Fiscal First Half of 2023 came in March, as fears of banking contagion swept across global equity markets amid the announced winddown and liquidation of California-based, crypto-focused bank Silvergate Capital, followed shortly thereafter by the failures of Silicon Valley Bank and Signature Bank, as well as the arranged marriage of UBS to a teetering Credit Suisse. Recurring concerns surrounding the U.S regional banking space persisted thereafter, highlighted by the seizure of First Republic and its sale to JPMorgan Chase.

Yet interestingly, despite heightened fears of a potentially broader-based banking crisis spreading, most benchmark indices finished March higher, driven primarily by Growth and Technology stocks amid renewed equity market hopes that the turmoil might bring a halt to the Federal Reserve’s monetary tightening campaign – which had disproportionately weighed on high-priced stocks in those areas in 2022. On the other hand, Value stocks suffered by comparison, as the heightened recession fears that came along with the trouble among U.S. regional banks weighed on areas such as Financial Services and Natural Resources (given lower commodity prices). This generally continued for much of the remainder of the First Half.

[1]	Source for Index returns: Bloomberg

www.moeruscap.com

The Fiscal Second Half began well enough with strong months of June and July for equity markets, as headline statistics suggested a slowdown in inflation in some areas of the economy, further bolstering hopes that the Federal Reserve’s interest rate hikes would soon end. However, the tide turned in August as equity markets began to decline, seemingly negatively influenced by rising U.S. Treasury yields amid various developments (macroeconomic and other) that included the Bank of Japan adjusting its approach to yield curve control, Fitch’s downgrade of U.S. sovereign debt, and increased attention being paid to high U.S. fiscal budget deficits, among others. Renewed strength in oil prices also likely dampened momentum in terms of declining inflation expectations, potentially pushing market forecasters’ timelines to eventual rate cuts further out into the future. Those concerns persisted in September, with Saudi Arabia and Russia electing to extend their voluntary cuts in oil supply and with ten-year U.S. Treasury bond yields reaching their highest levels since 2007.

October was the third consecutive month of declines for most equity markets, amid heightened risk aversion and a surge in geopolitical and macroeconomic uncertainty sparked by the October 7th attack on Israel by Hamas and the ensuing war that erupted in response – a humanitarian catastrophe that has also resulted in fears of a larger regional/global conflict that could potentially result. U.S. Treasury bond yields remained elevated as the significant fiscal deficit spending and rising debt service costs of the U.S. government continued to garner increased attention from the market. Increased concerns about signs of a slowdown in certain segments of the U.S. economy, as well as sluggish economic activity in China and elsewhere, led to renewed fears of recession that weighed on areas such as Financial Services and Natural Resources (though precious metals were a notable exception).

The year closed, however, on a cheerful note with a very strong November for equity markets, as various economic data points were released (CPI, payrolls, PCE, et al.) that seemingly instilled a renewed conviction among many market participants of a disinflation narrative and the end of Federal Reserve interest rate hikes, with market expectations for rate cuts in 2024 growing considerably. In a wild swing in sentiment from just a few weeks prior when expectations of a “higher for longer” scenario had prevailed, Treasury yields declined meaningfully in November, as the market seemed to increasingly consider a “Goldilocks” or “soft landing” scenario in which economic activity and inflation might slow enough to allow for a loosening in monetary policy, but without a “hard landing” that could potentially call into question the valuations of some of the most popular pockets of the market (most notably mega-cap Tech stocks). After the close of the Fund’s Fiscal Year (November 30), December saw more of the same as Federal Reserve Chair Jerome Powell offered additional holiday cheer to markets, with the Federal Reserve holding interest rates steady for a third meeting and signaling that their focus is now turning towards when to begin cutting rates. Whether the implied declaration of “Mission Accomplished” in bringing inflation under control proves to be premature remains to be seen, in our view, but markets celebrated nonetheless, putting that question aside for 2024.

All told, 2023 was a good year for most equity markets in terms of benchmark index performance numbers. However, headline index performance falls far short of telling the whole story, as performance of the broader market at large was much more muted and bifurcated between the “chosen few” and many of the rest. Growth stocks dramatically outperformed Value stocks in 2023 as measured by index performance, with the MSCI ACWI Growth Index (+20.69%) beating the MSCI ACWI Value Index (+3.59%) by over 17 percentage points for the year. Also noteworthy was the remarkably concentrated, top-heavy nature of the benchmark index performance in 2023 as compared to the performance of the average stock in various indexes. For example, during the Fund’s Fiscal Year (the twelve months ended November 30, 2023), the S&P 500 Index returned +13.81%, whereas the S&P 500 Equal Weighted Index returned just +1.52%. The

www.moeruscap.com

Fund’s benchmarks told a similar story, as the MSCI ACWI’s performance during the same period (+12.01%) meaningfully outpaced its equal-weighted version (+2.89%), while the MSCI ACWI ex USA (+9.26%) significantly outperformed its equal-weighted version (+2.72%).

This characteristic of the market in 2023, particularly in the U.S., is related to the incredible outperformance of mega-cap Growth stocks, which have become increasingly significant components of benchmark indices in recent years. For example, consider the performance of the seven largest constituents (the so-called “Magnificent Seven”) of the MSCI ACWI over the twelve months ended November 30, 2023: Apple (+29%), Microsoft (+50%), Alphabet (+32%), Amazon (+51%), Nvidia (+176%), Meta (+177%) and Tesla (+23%)2. In 2023, these stocks seemed to benefit disproportionately from not just the lowered interest rate expectations that resulted from, first, the regional banking industry turmoil in early 2023, and then by indications of decelerating inflation later in the year, but also from periodic investor flight to (perceived) safe havens at times. Such a perception is somewhat understandable, as the group is (generally speaking) comprised of great businesses that generate a lot of cash and have performed very well in recent years. Still, with valuations that are quite stretched, in our view (again, in general), we have avoided popular mega-cap Growth stocks due to what we believe are excessive levels of what we call “price risk” given the optimistic expectations that we think are currently being priced in (we have written about this topic often in recent years). Put more simply, we believe that even the greatest businesses could potentially be risky stocks if your purchase price is too high. As such, we have eschewed such stocks on valuation grounds. As you know, we will not invest in names we view as risky merely due to benchmark considerations or simply because they are “what’s working” at the moment. We continue to believe valuation (among other fundamentals) will ultimately matter more in driving risk-adjusted returns going forward over the long run than they have in recent years (a topic we will return to later). Our views notwithstanding, that subset of the market soared in 2023, with the rally fueled further by the ongoing euphoria surrounding Artificial Intelligence (AI), which seemingly lifted the share prices of any company perceived to have exposure to the rapidly evolving technology – a development that was somewhat reminiscent of the Technology bubble of the late-1990s when internet usage began to proliferate.

In summary, Fiscal 2023 was a positive year for most benchmark indices, both in the U.S. (S&P 500 Index: +13.81%; NASDAQ Composite: +25.14%) and International markets (MSCI ACWI ex USA: +9.26%), though the MSCI Emerging Markets Index (+4.21%) lagged during the period. However, the headline benchmark performance numbers do not tell the whole story, as they were driven by the significant outperformance of a small subset of the market (mega-cap Growth and Technology), whereas the performance of the broader market (including many Value stocks) was much more muted than the index returns might suggest.

The Fund’s Fiscal 2023 Performance Drivers

Against this backdrop, the Moerus Worldwide Value Fund (Institutional Class; “the Fund”) returned +16.79% during the twelve months ended November 30, 2023. By comparison, the MSCI ACWI returned +12.01% and the MSCI ACWI ex USA returned +9.26%. Considering the context described above, in a period in which (in general terms) Growth stocks soared while Value stocks and the broader market in general lagged far behind, the Fund performed well nonetheless, producing satisfactory absolute performance and meaningfully outperforming both the MSCI ACWI and the MSCI ACWI ex USA on a relative basis. The five most significant positive contributors to the Fund’s performance in Fiscal 2023 (in order of magnitude) were Tidewater, Türkiye Sigorta, Despegar.com, UniCredit, and Arcos Dorados Holdings.

[2]	Source: Bloomberg Total Return Analysis (rounded to nearest percentage point).

www.moeruscap.com

The five most significant detractors in Fiscal 2023 were Canfor Pulp Products, Dundee Corp., Cromwell Property Group, Enerflex, and Nutrien.

The Fund’s positive absolute performance and its outperformance of the MSCI ACWI and MSCI ACWI ex USA in 2023 was driven, in part, by continued improving fundamentals and company-specific developments among Fund holdings in areas such as Offshore Energy Services, Financial Services (most notably in Turkey and Italy) and in Latin America. These Fund holdings tend to operate in industries and/or geographies that had been out of favor with investors and/or starved of investor capital for years – precisely the types of situations we are often attracted to. Whereas so many of the more popular corners of equity markets have been, in our view, “priced for perfection” in recent years, many of the Fund’s holdings, in contrast, couldn’t do anything right in the market’s eyes for quite some time, despite what we believe to be sound and improving longer-term fundamentals. In our view some of these holdings more recently began to approach inflection points in terms of business fundamentals. Below, we will highlight what we thought were some of the more notable factors driving the Fund’s performance in 2023.

Tidewater

Offshore Energy Services provider Tidewater was the single largest positive contributor to the Fund’s performance in Fiscal 2023, with its shares up 98% in USD terms during the period, driven by continued meaningful improvements in business activity levels. We have written about Tidewater at length in a number of recent Shareholder Letters, so we won’t delve too deeply into the investment thesis again here. In short, the Offshore Support Vessel (OSV) market – a space that had been left for dead by investors after a multi-year depression in activity and a series of restructurings – appears to be tightening meaningfully, with a much-improved vessel supply/demand balance that is resulting in material improvements in pricing across geographies and vessel classes. We believe Tidewater, which is the largest and (in our view) the financially strongest player in the OSV space, stands uniquely well-positioned to benefit from an inflection point in the industry’s fortunes after a long, dark period. Looking back, Tidewater underwent a debt restructuring and emerged from bankruptcy in 2017, with what we saw as the strongest balance sheet in an industry of distressed competitors that had been severely weakened by a sharp industry downturn. Since then, the company has used that strong financial position to make three sizeable acquisitions, including two since 2022 (the most recent one completed in July 2023) in which they acquired vessels from financially distressed and/or otherwise motivated sellers, at what we believe are attractive prices that seem likely to serve the company well as industry conditions continue to recover. In doing so, we believe Tidewater has upgraded their fleet, generated cost synergies, and meaningfully improved their competitive position in the OSV industry, helping to drive the stock’s strong recent performance as industry activity levels recover.

Financial Services

By sector, the largest positive contribution to Fund performance in 2023 came from its Financial Services holdings, despite a difficult March 2023 that initially saw most bank stocks sell off in sympathy with the U.S. regional banking turmoil. The Fund does not own any U.S. commercial banks; the Fund’s Financials holdings are a heterogeneous group of investments operating across different geographies (North America, Europe, India, and Latin America) and different types of business (including Banks, Holding Companies, and Insurance Companies) that collectively offer, in our opinion, opportunities to invest in well-capitalized businesses with attractive long-term prospects at meaningfully discounted valuations. In 2023, almost all of the Fund’s Financials holdings positively contributed to performance, with meaningful gains coming from a majority of holdings in areas that included Insurance (e.g., Türkiye Sigorta, Conduit Holdings),

www.moeruscap.com

Banking (e.g., UniCredit, IDFC First Bank), and Holding Companies (e.g., Westaim Corp., Exor NV). Of this group, the most significant contributors to 2023 performance were Türkiye Sigorta and UniCredit.

Türkiye Sigorta was the second-largest contributor overall to performance in 2023. Türkiye Sigorta is, in our view, a high-quality Turkish non-life insurance company with a number of attractive attributes, including a leading position in a market that is underpenetrated, offering meaningful long-term growth potential given an expanding economy. A strike against it (in the market’s eyes), however, was merely that it operates in Turkey. This country has seen a dearth of foreign investment capital in recent years, as investors fled en masse amid raging inflation and unorthodox economic policies that arguably threw fuel on the fire; inflation in Turkey hit a 24-year high of over 85% in October 2022. For an insurance company, such an environment dramatically increased the costs of paying out claims on virtually anything it had written insurance policies against, while the premiums charged were based on much lower inflation rates and could only adjust upward with a time lag (when existing policies expire). Although this resulted in insurance underwriting losses (and weighed on the stock price), we believed it also created an interesting opportunity.

We built the Fund’s position in Türkiye Sigorta in early 2023, thinking that the adverse impact on profitability would be transitory and, with time, would be addressed as insurance policies reset at higher prices better reflecting current inflation rates. This has now begun to play out; in fact, over the first nine months of 2023, Türkiye Sigorta’s gross premiums rose by 140% year-over-year and the company began generating insurance underwriting profits rather than losses. In addition to underwriting insurance, the other way insurance companies make money is from the earnings generated by their investment portfolios. On that topic, following elections in May 2023, the Turkish Central Bank started to adopt a more orthodox approach to monetary policy and began raising interest rates aggressively (to say the least) from roughly 8.5% in May to 42.5% as of December 2023. Needless to say, this has resulted in a sharp increase in the income Türkiye Sigorta will earn going forward on its investment portfolio, which primarily consists of fixed income securities. In sum, the materially improved prospects for both underwriting profitability and prospective investment returns drove significant gains in shares of Türkiye Sigorta in 2023.

Another of the Fund’s Financials holdings, Italian bank UniCredit SpA, was the fourth-largest positive contributor overall to performance in 2023. UniCredit’s strong performance in 2023 was driven by solid recent business performance that has included a series of quarterly earnings results that meaningfully exceeded consensus estimates in terms of revenue, operating expenses, and profitability. Perhaps most notable of all has been the company’s meaningful returns of capital to shareholders, which seem poised to continue going forward, with a recently released guidance of at least EUR 6.5 billion in planned capital returns in 2024 (via dividends and buybacks, subject to regulatory and shareholder approvals) – or nearly 15% of UniCredit’s current market capitalization. In our view, UniCredit’s strong performance in 2023 is the result of years of hard work; in a former life, the bank ran into trouble, eventually requiring a 2017 recapitalization, which could perhaps be described as somewhat of a cathartic process that helped along the process of cleaning up excesses from a prior era and prior management team. Since then, UniCredit has, in our view, created value for shareholders through various forms of corporate activity, with significant progress made in disposing non-core assets, building a strong capital position, and creating a competitive cost position in its various markets as a result of its ongoing cost reduction programs. Also, as noted earlier, UniCredit has been repurchasing shares at meaningful discounts to Net Asset Value (NAV), which we believe can be quite accretive to shareholder value over time. Further, after years of extremely low interest

www.moeruscap.com

rates that weighed on its business, UniCredit has benefited from higher interest rates in the Euro Zone (relative to its recent history), which has had a favorable impact on its margins.

Latin America

Looking at the Fund’s performance by geography, the most meaningful positive contribution to performance came from the Fund’s holdings in Latin America. In general, the region had seemingly been shunned (or perhaps simply ignored) for the past several years amid various sources of pandemic-related, macroeconomic, and political uncertainty that weighed both on local equity markets and on Latin American currencies. Over the years, we have written often in these pages about Latin America, including in our November 2021 Annual Shareholder Report 3 where we discussed in greater detail how, despite the adversity – and indeed, partially because of the unusually attractive valuations that came with that adversity – we believed Latin America to be a source of some of the Fund’s most exciting long-term investment opportunities. We won’t repeat our case here, but in short, we believe that such backdrops of unusually heightened fear sometimes result in babies being thrown out with the bathwater, temporarily offering longer-term investors attractive opportunities that could potentially prove quite lucrative over the long run. As such, over the past several years, we invested in a number of leading, domestically/regionally focused companies that we believe have performed quite well as businesses and are well-positioned in their markets, only to have those results either obscured or overshadowed by a protracted period of poor stock market sentiment and local currency weakness. The Fund’s collection of Latin American investments operate across various areas, including consumer products, travel, banking, and retail.

Fast forward to 2023: in Brazil, Chile, and Colombia (albeit to a lesser extent), policymakers – who had been more proactive and preemptive than much of the rest of the world in aggressively increasing interest rates to rein in inflation – have seen inflation subsequently decline, allowing them to recently begin reducing rates. For example, Brazil’s central bank had raised its benchmark interest rate from 2% in early 2021 to 13.75% through the middle of 2023, before recently cutting rates to 11.75% at present; similarly, Chile’s central bank raised rates from 0.50% in early 2021 to 11.25% in mid-2023, before beginning interest rate cuts, to 8.25% currently. Colombia, whose central bank was the latest of the three to begin raising rates, from 1.75% in late 2021 to 13.25% in 2023, cut rates for the first time in over three years in December 2023 (to 13%). Meanwhile on the political front, it seems that the level of perceived political risk – which had risen after elections of left-wing candidates in each of these countries led to investor fears of a less business-friendly environment – has, in our view, begun to subside as actual events on the ground since then have, in general, been less concerning for investors than had originally been feared from the headlines at the time (this is perhaps most true in Chile and perhaps least so in Colombia).

Likely bolstered by these macroeconomic and political developments, investor sentiment towards Latin America seems to have turned somewhat for the better – in our view, allowing for the attractions of each of the Fund’s businesses to begin to shine through and perhaps garner increased investor attention. Virtually all of the Fund’s Latin American holdings were positive contributors to Fund performance in 2023, many meaningfully so, led by appreciation in Despegar.com and Arcos Dorados Holdings, the third and fifth- largest overall positive contributors, respectively. Shares of Despegar.com, the largest Online Travel Agency (OTA) in Latin America, performed very well in Fiscal 2023 (returning +48% in USD) amid an ongoing recovery in travel-based activity from pandemic-era depths that had weighed mightily on the business in recent years. The recovery in Latin American travel demand appears to be gaining momentum,

[3]	https://www.sec.gov/Archives/edgar/data/1644419/000158064222000740/moerus-annual.htm

www.moeruscap.com

with gross bookings during Despegar’s most recent quarters up meaningfully (including up 25% year-over-year in Q3 2023), revenues reaching record quarterly levels in Q3 2023, and much improved profitability driven not only by briskly growing demand for its services, but also by the cost reductions implemented by the company during and since the pandemic. In addition, during the pandemic-era, management utilized what we believe to be a major competitive advantage in the company’s strong financial position – Despegar holds over $220 million of net cash on its balance sheet as of September 30, 2023 – to consolidate its leadership in and further strengthen its position across Latin America both through acquisition (particularly in Mexico and Brazil) and through attrition as smaller, financially weaker competitors have been compromised (some permanently) from the freefall in travel-related activity experienced during the pandemic. We believe these developments are likely to serve Despegar well in the years to come.

Shares of Arcos Dorados, the largest McDonald’s franchisee in the world, and the exclusive McDonald’s franchisee throughout much of Latin America and the Caribbean, were up 58% in USD terms in 2023. We have written often in past Shareholder Letters about Arcos Dorados and its attributes that we find attractive, most recently in our November 2022 Annual Shareholder Report 4. The stock’s strong year since then was driven by the performance of the underlying business, which continues to impress us. This was most recently highlighted by the release of Arcos Dorados’ Q3 2023 results in November 2023, which included systemwide comparable sales growth of over 37% year-over-year for the quarter – driven by strong sales volumes and market share performance across the region – while total revenues grew roughly 43% year-over-year in constant currency terms and 22% in USD terms. Truth be told, however, the quarter’s recent results did not represent a major change in direction for the business. Rather, Arcos Dorados had, in our view, been producing quite impressive business results over the past couple of years, but the stock market seemed not to notice, with investors seemingly remaining focused instead on the aforementioned political and macroeconomic concerns surrounding much of Latin America in recent years. After an initial recovery from the pandemic shock in early 2020, Arcos Dorados’ business performance improved materially, gathered strength in the latter half of 2021, and accelerated, in our view, in 2022 and 2023. After this extended run of strong business performance, the market appears to be starting to take notice (albeit belatedly, in our view).

Longer-term, we continue to believe Arcos Dorados remains well-positioned to continue its impressive market share growth within Latin America’s highly fragmented (but growing) Quick Serve Restaurant (QSR) industry. These market share gains seem to have accelerated since the onset of the pandemic, driven by what we believe to be a number of the company’s competitive advantages, including an unmatched free- standing restaurant footprint (which is key in servicing Drive-Through and Delivery orders) and Digital platform, as well as its scale, financial position, and brand. We also believe the long-term growth potential of Arcos Dorados’ business is meaningful, given the under-penetration of the Latin American QSR market relative to developed countries. Yet despite these attractive attributes and despite its recently strong performance, Arcos Dorados shares continue to trade at a wide discount to many global peers, despite what we believe are Arcos Dorados’ structural advantages and superior long-term growth opportunities.

The Fund’s Latin American holdings remain materially undervalued, in our view, and continue to represent what we believe are some of the Fund’s most attractive investment opportunities going forward.

Corporate Activity

Another positive driver of the Fund’s performance in 2023 was a number of company-specific events within the portfolio and corporate activity that we believe is favorably contributing to the Fund’s returns.

[4]	https://www.sec.gov/Archives/edgar/data/1644419/000158064223000733/moerus_ncsr.htm

www.moeruscap.com

Examples of leading positive contributors that underwent significant corporate activity during the year, which we believe is or will be accretive to shareholder value include: Tidewater (acquisition of Solstad’s PSV fleet); UniCredit (share buybacks at discounts to estimated NAV); Westaim Corp. (sale of Skyward Specialty Insurance shares and share buybacks at discounts to NAV); Natura & Co. (sale of its Aesop business and pending sale of The Body Shop); and Spectrum Brands (sale of its Hardware & Home Improvement segment), among others in the portfolio. This is a topic that we highlighted in our May 2023 Semi-Annual Shareholder Report 5, and we will return to it later with an update on recent developments.

Detractors

Moving on to detractors from performance in 2023, they tended to fall into two discrete buckets, both of which were arguably adversely impacted, either directly or indirectly, by a higher interest rate environment and its spillover effects. First, the Fund’s Materials holdings were collectively, by sector, the largest detractor from Fund performance over the year. These largely Natural Resource-related holdings as a group detracted from performance on a net basis, with gains in select precious metals related holdings (e.g., Wheaton Precious Metals and Yamana Gold) more than offset by declines in other Materials-related areas such as Forest Products (Canfor Pulp Products), Agriculture (Nutrien), Metals, and other resource- related areas of the Fund, many of which declined amid generally weaker commodity prices given recession-related demand concerns driven by rising interest rates.

The only other group that detracted from performance by sector on a net basis was the Fund’s Real Estate- related holdings, with the positive contributions of Hammerson and Emaar Properties more than offset by declines in Cromwell Property Group and Sino Land, both of which were negatively affected by a higher interest rate environment that adversely impacted property values and led to poor investor sentiment surrounding the sector. The most material detractor from performance by geography was Canada, though this was more driven by declines in the aforementioned Materials and Natural Resources- related holdings than by anything Canada-specific.

Although these holdings experienced some declines in 2023, a somewhat challenging period for many Real Estate and Natural Resource-related equities, we continue to believe the Fund’s portfolio of holdings in these areas, in general, represent some of the Fund’s more attractively valued longer-term opportunities. In our view, for the better part of the past decade-plus, these real, tangible asset-centric holdings have been devoid of investor attention, and perhaps more importantly, starved of investor capital – which has resulted in what we believe to be discounted valuations that bode well for potential risk-adjusted returns over the long run.

Notable Investment Activity in the Fund

The Fund’s Fiscal 2023 was another busy period. Among the new positions initiated in the Fund during the year, Latin America continues to be a source of opportunity for the Fund. New positions added to the Fund from the region during the First Half of 2023 included shares of LATAM Airlines Group S.A. and Natura & Co. Holding S.A. Outside of Latin America, we added a new position in the Natural Resources space during the First Half, in shares of Teck Resources Ltd.; we discussed the investment cases for all three of these new positions in detail in our May 2023 Semi-Annual Shareholder Report. Additional new positions added

[5]	https://www.sec.gov/Archives/edgar/data/1644419/000158064223004056/moerus-semiannual.htm

www.moeruscap.com

to the Fund during the Second Half of 2023 included shares of John Wood Group PLC, whose investment case we will highlight below.

John Wood Group PLC

Based in the United Kingdom, John Wood Group PLC (“Wood Group”) is a global leader in consulting and engineering in the energy and materials markets. Wood Group provides services that include project management, engineering design, and technical consulting solutions, especially across energy capital programs. The company’s skill set allows it to serve clients in the oil & gas, industrial refining, power generation, chemicals, and renewable energy sectors. We believe Wood Group has built a reputation for deep domain expertise and technical know-how over decades-long relationships with blue chip customers. More recently, Wood Group established itself at the forefront of the energy transition by developing expertise in areas such as decarbonization, carbon capture, hydrogen, and the processing and extraction of the critical materials needed to reduce global emissions.

Over the years, Wood Group diversified by making acquisitions, most notably its 2017 acquisition of Amec Foster Wheeler (“AFW”); however, this process entailed taking on debt and, in the case of AFW, came with an asbestos-related liability. In the years that followed, Wood Group’s business suffered due to liabilities associated with the acquisition of AFW (both known and unknown at the time of acquisition), fixed price contracts that did not properly account for a higher inflationary environment, and a poor balance sheet. But following the entry of a new management team during 2021, liabilities associated with the AFW acquisition were remediated (or priced and provisioned for), fixed price contracts were replaced with less risky cost- reimbursable contracts, and non-core assets were sold to repair the balance sheet.

Interestingly (but perhaps not surprisingly), this new and improved Wood Group attracted attention, with Apollo Global Management launching a series of five takeover bids that eventually culminated in an offer of GBP 2.40 pence per share earlier in 2023. However, a deal was ultimately not consummated, and the shares fell back to the pre-bid price of around GBP 1.50. At that point we became interested in what we see as the still highly reputable, but now much cleaned up, version of Wood Group. In summary, following a number of years of restructuring, we believe Wood Group has emerged as a more narrowly focused company that operates in attractive areas, with a much improved balance sheet and a stock price which had declined over a number of years from nearly GBP 9.00 per share at the start of 2017 to around GBP 1.50 for much of 2023. By our measure, the business trades at a significant discount to our estimate of its NAV, despite quickly improving fundamentals and favorable future growth opportunities presented by the world’s ongoing energy transition.

New Positions Acquired via Spin-off: Almacenes Éxito S.A. and Nuvama Wealth Management Ltd.

Also during the Second Half of 2023, two new positions were added to the Fund by way of spin-off from existing Fund Holdings. In one case, Brazilian grocery retailer Companhia Brasileira de Distribuição (“CBD”), distributed to its shareholders the majority of its holding in Almacenes Éxito S.A. (“Éxito”), of which CBD owned 96.6% prior to the spin-off. In the second case, India-based Nuvama Wealth Management Ltd. was spun out of existing Fund holding Edelweiss Financial Services Ltd. and began trading independently in September 2023. We will return to each of these cases shortly in our update on corporate activity in the Fund.

Notable Selling Activity

The most noteworthy selling activity that took place in the Fund in 2023 included the sale of long-time holding NN Group, as well as the eventual elimination of two much more recently added holdings (Banco Itaú Chile and Yamana Gold Inc.) – all of which were profitable investments for the Fund and were

www.moeruscap.com

discussed in greater detail in our May 2023 Semi-Annual Shareholder Report. Of those three, the Fund’s positions in both Banco Itaú Chile and Yamana Gold Inc. – each of which had been relatively recent additions to the portfolio – were eliminated essentially as a result of a tender offer (in the case of the former) and a takeover bid (in the case of the latter), both of which were made at meaningful premiums to their respective share prices (and the Fund’s cost bases) prior to the offer. Although the Fund’s investments in both Banco Itaú Chile and Yamana Gold proved short-lived (both were added in 2022), the aforementioned transactions surfaced shareholder value, leading us to decide to exit each position (in addition to that of long-time holding NN Group) in favor of what we believe to be more compelling long- term investment opportunities at this time.

Another notable sale was that of the Fund’s position in Emaar Properties PJSC, which we eliminated during the Second Half of 2023. We first invested in shares of Emaar Properties – a United Arab Emirates- based developer, owner, and manager of real estate – during the pandemic, which resulted in much- diminished traffic and commerce in Dubai, where many of its properties and other business activities are located. During that time, Emaar Properties shares fell to the point where they were trading at a nearly 40% discount to our estimate of NAV, despite the company having what, in our opinion, was a strong financial position that would provide survivability to make it through the pandemic-sparked downturn. At the time, we believed this was a very attractive entry point for a company that has a well-earned reputation for delivering some of the highest-quality properties globally (including the world’s tallest building, the Burj Khalifa), owns market-dominant retail assets (including the world’s largest shopping mall), operates a well-established hospitality brand, and appears to be extremely well-positioned to benefit from the continued long-term emergence of Dubai as a global financial, business and tourism destination.

Since then, Emaar Properties has performed quite well, driven by a rebound in property prices, strong fundamentals in its core businesses, positive corporate developments, and continued progress in the financial markets in Dubai. At the company level, Emaar Properties saw strong growth in revenue and profit within its core property development business, reflecting significant pent-up demand following the pandemic, while its malls and hospitality businesses also saw recoveries as more tourists returned to Dubai and consumer spending rose. Also, in 2021 Emaar Properties completed its merger with its majority owned, formerly publicly-listed subsidiary, Emaar Malls PJSC, which we saw as a positive step that could better enable Emaar Properties to more fully realize the value of the malls subsidiary under its full ownership. Additionally, the UAE has taken a number of steps that Emaar Properties stands well- positioned to benefit from, including amendments (announced in April 2022) to the long-term residency visa scheme to simplify the eligibility criteria and encourage longer-term residency. Not surprisingly, driven by all of these factors, Emaar Properties’ stock appreciated significantly. While we continue to view the company quite favorably, given its strong performance and meaningfully increased share price since our initial purchase, we decided to profitably exit the Fund’s position in 2023 – deciding to redeploy the proceeds towards other investment opportunities that we believe are more compelling at this point in time.

Update: Corporate Activity as a Driver of Value Creation in the Fund

As described earlier, the Fund’s strong performance in 2023 – in both absolute terms and relative to its benchmark indexes – was achieved despite a general market backdrop that we would argue made for a somewhat challenging year in a relative sense for Value-oriented, price-conscious investment strategies, such as the one we strive to employ in managing the Fund’s portfolio. Namely, given the shift to more of a risk-on mood and the concentrated Tech leadership seen in 2023, the extent of the market’s bifurcation

www.moeruscap.com

proved to be quite pronounced; as measured by benchmark performance, Growth stocks dramatically outperformed Value stocks in 2023 overall, with the MSCI ACWI Growth Index (+20.69%) up substantially while the MSCI ACWI Value Index (+3.59%) lagged behind by over 17 percentage points.

That the Fund performed well despite a difficult relative environment for our investment style is partially attributable, in our view, to a characteristic of our investment approach that we highlighted in detail halfway through the year in our May 2023 Semi-Annual Shareholder Report: namely, the potential for individual corporate events and developments to positively affect the Fund’s rates of return, over and above overarching market sentiment or economic developments around the world that investors tend to focus on. We believe that our investment approach, which entails striving to own a collection of undervalued, asset-rich companies, provides the added benefit of the potential for value-accretive corporate events – carried out by the company itself or by external actors (e.g., a bidder). In short, we believe this approach offers potential upside in a couple of different ways: either through the stock market eventually coming around to recognize and adequately reflect the value that we believe is present in our holdings; or, failing that, through corporate events that could crystallize such value when equity markets don’t.

In our last Shareholder Letter, we pointed out that roughly 36% of Fund assets at the time (as of 5/31/23) had either announced or were actively undertaking some sort of significant corporate activity, ranging from M&A to significant returns of capital to shareholders (e.g., share repurchases), spin-offs, sales of assets or a complete division, as well as others. Since then, the Second Half of 2023 saw no shortage of corporate event-driven activity and developments surrounding the Fund’s investments. As such, we thought it appropriate to update you on such events in the portfolio that have occurred since we last wrote.

Spin-offs in the Fund

One way in which companies can sometimes create value for shareholders is by spinning off one or more of their businesses into independent, separately traded entities. Doing so could be value-accretive in cases in which the pre-existing company is being valued in the market for less than what the sum of its individual components would be worth if they were listed separately. In addition to the possibility of being valued by the market at higher multiples separately than they had been valued together, spin-offs could also potentially allow for management teams to better give the respective businesses that they are charged to manage (post-separation) their undivided attention and strategic focus.

As noted earlier, two new positions were added to the Fund by way of spin-off from existing Fund Holdings during the Second Half of 2023. First, existing Fund holding, Brazilian grocery retailer Companhia Brasileira de Distribuição (“CBD”), distributed to its shareholders the majority of its holding in Almacenes Éxito S.A. (“Éxito”), of which CBD owned 96.6% prior to the spin-off. Éxito is the largest retailer in Colombia, the largest food retailer in Uruguay, and one of the largest in Argentina. As discussed in our prior Shareholder Letter, what made the transaction quite interesting and attractive, in our view, is that, based on Éxito’s share price at the time, the total equity market capitalization of CBD prior to the spin- off implied a discount to the market value of CBD’s ownership stake in Éxito alone – essentially attributing zero or even “negative value” to CBD’s entire leading Brazilian grocery retail business, as well as its 34% stake in Cnova NV (a French e-commerce retailer). Furthermore, we noted that we believed Éxito’s market value, in turn, was depressed, due largely to the stock’s very limited public float and trading liquidity – something that would change post spin-off with a likely dramatic increase in public float and trading liquidity. Given what appeared to us to be a compelling valuation disconnect, we believed the spin-off could potentially unlock considerable value for CBD shareholders,

www.moeruscap.com

Indeed, shortly after the spin-off was successfully completed, Éxito was the subject of a cash takeover bid by El Salvador-based supermarket operator Grupo Calleja, in a deal which (as of this writing) is expected to be completed in early 2024. Grupo Calleja’s bid was priced at a roughly 42% premium to Éxito’s previous day closing price. The transaction, though pleasing, is somewhat of a bittersweet outcome for us, as Éxito is a company we have long admired since our first visit with them in 2004, and we would have preferred to own it for a number of years and enjoy the benefits of its growth and long-term compounding of value. Nevertheless, needless to say, the cash takeover bid at such a significant premium to market price created considerable value within a short period of time for Éxito shareholders, including the Fund.

Secondly, India-based Nuvama Wealth Management Ltd. (“Nuvama”) was spun out of existing Fund holding Edelweiss Financial Services Ltd. (“Edelweiss”) and began trading independently in September 2023. Edelweiss offers a broad range of financial services, including life and non-life insurance, a Non-Bank Financial Company (NBFC) that provides financing to retail and commercial borrowers, and wealth management. Nuvama is the wealth management arm that was spun out of Edelweiss. Nuvama offers a suite of wealth management, asset management and capital markets services to a client base that includes affluent, high and ultra-high net worth individuals, family offices, and corporate and institutional clients.

We believe this transaction is a positive development that could help facilitate shareholder value creation at both Nuvama and Edelweiss. For Nuvama, the company has an anchor shareholder in the form of PAG, a large, leading Asia Pacific-focused private equity firm, which we believe has both the resources and geographic reach to help fund and support Nuvama’s ambitions to grow the business over the long run. As for Edelweiss, the company has spent the past 15 years or so growing beyond its original capital markets business and investing in new areas to create and build a diversified business platform, accessing new lines of business and a larger share of its customers’ wealth. Having completed the spin-off of Nuvama in 2023, we believe that Edelweiss, with the passage of time, has ample potential to unlock considerable additional value through, for example, the sale or separation and independent listing of its other businesses, which we think could more fully realize the value that has been built up over the years under Edelweiss’ watch.

Asset Sales

Another way that companies can create value for shareholders is through the sale of an asset or business unit. Provided that it takes place at a good price, such asset sales can sometimes unlock value that was not being fully recognized within the whole company (as implied by its stock price), while strengthening the financial position of the remaining company and generating capital that could be either redeployed into remaining businesses or returned to shareholders (e.g., through share repurchases or dividends). Since we last wrote on the topic, there have been a number of recent developments related to asset sales in the Fund.

In August 2023, Brazil-based beauty products retailer Natura & Co. Holding S.A. completed the sale of its luxury cosmetics brand Aesop to L’Oreal for $2.5 billion in cash. We believed the sale would be a transformative, positive event for Natura – a company whose core business and brands are very attractive, in our view, but found itself saddled with debt and integration issues resulting from past acquisitions. Yet, despite the announced deal achieving a higher price than initially expected, and despite the fact that the proceeds from the sale were expected to (and indeed did) result in Natura having a net cash balance sheet, the stock price initially declined following the announcement of the transaction in April 2023, as many industry analysts (who are focused on near-term earnings projections) felt that they were selling their best, fastest-growing brand. We felt that the market reaction following the announcement of the sale was inconsistent with the pending sale (in our view) being a positive development for the company, and, in the First Half of 2023, we initiated a position in shares of Natura in the Fund. Post-Aesop sale, we believe Natura is in an interesting position where the balance sheet issues are largely resolved, the core remaining

www.moeruscap.com

businesses are valuable, and the stock is trading at a modest valuation. Most recently, in November 2023 Natura announced that it had entered into a binding agreement to sell The Body Shop – a business that Natura management had previously deemed non-core and was looking to sell – for GBP 207 million (including an earn-out of GBP 90 million). If completed, such a sale would likely bolster Natura’s balance sheet strength even further and allow for additional focus and financial resources to invest in the company’s core brands and operations.

Another Fund holding, Canada-based Holding Company The Westaim Corporation (“Westaim”), continued its sales of shares of Skyward Specialty Insurance Group (“Skyward”), a U.S.-listed specialty insurance company. Specifically, in November 2023, Westaim sold another nearly $105 million worth of Skyward shares via a Follow-On Offering of stock, bringing the total proceeds raised in sales of Skyward shares by Westaim since June 2023 to roughly $190 million. You may recall that Westaim’s two principal assets had comprised a 37% economic stake in Skyward (prior to the recent sales) and an ownership interest of an unlisted asset management business (Arena Group) and associated investment vehicles. Westaim has long traded at a significant discount to its NAV, in our opinion, perhaps reflecting its long- term investments in what had historically been exclusively private, early-stage businesses (albeit ones which we think have been progressing nicely). However, this changed in January 2023 with the IPO of Skyward, whose shares subsequently appreciated meaningfully in the stock market. By the end of May 2023, the value of Westaim’s stake in Skyward shares alone was roughly equivalent to Westaim’s entire equity market capitalization.

Since then, with the sales since the start of June 2023 (through November), Westaim has sold around 52% of the Skyward shares they had originally held (they still hold the remainder), with the roughly $190 million in proceeds raised to date amounting to over half of Westaim’s entire market cap as of November 30, 2023. Westaim has also been repurchasing shares, given its Board’s view that the current share price does not reflect their underlying value. We agree with that assessment; given the substantial discount to estimated NAV at which Westaim currently trades, we believe repurchasing shares is likely to create value for shareholders over the long term. We believe Westaim will continue to offer meaningful potential for additional value creation through a variety of possibilities, including the sale of additional Skyward shares, the repurchase of its shares at a discount to NAV, and/or investment in the further growth and development of its asset management business.

Asset Acquisitions from Distressed and/or Motivated Sellers

On the flip side of things, sometimes value can be created by acquiring assets or businesses. Now, to be clear, we believe a healthy amount of skepticism towards acquisitions, in general, is warranted; we believe that not a small number of the Mergers & Acquisitions seen in the headlines are of dubious strategic and/or financial merit and risk destroying shareholder value rather than creating it. However, there are times when quality assets or businesses that would make an attractive acquisition candidate for strategic and financial reasons become available at bargain prices for one reason or another – perhaps there is a distressed or otherwise motivated seller who needs to raise capital quickly, for example. In such a scenario, an asset-rich company with a strong financial position could seize the moment and acquire assets for less than they are worth from a longer-term perspective. In doing so, the opportunistic buyer may also be able to grow its footprint and operational reach, remove a competitor from the market, extract cost synergies, and/or diversify its business across different business lines or geographies.

For example, as noted earlier, leading Latin American online travel agency Despegar.com took advantage of its cash-rich balance sheet, as well as the toll that the pandemic had been taking on the OTA industry, to

www.moeruscap.com

make acquisitions that further grew its presence in Mexico and Brazil in recent years – most notably acquiring a leading competitor in Mexico in 2020 at what we believe is an exceptionally modest valuation, and with no cash paid up front, reflecting the extreme adversity facing the industry during the pandemic. Likewise, OSV owner and operator Tidewater has taken advantage of its own strong financial position, and a multi-year period of depressed OSV industry activity, to make three notable acquisitions since 2018, including two since 2022 – one from a Hong-Kong based conglomerate that was looking to exit the OSV space, and most recently, one in 2023 from a Norwegian seller looking to reduce debt levels ahead of a needed debt refinancing. The latter acquisition was completed in July 2023; we believe it was attractively priced, offers additional cost synergies, and further strengthens Tidewater’s competitive positioning. We believe these opportunistic acquisitions will serve Despegar and Tidewater well as travel-related spending and OSV activity, respectively, continue to recover from what had been abnormally depressed periods.

Share Repurchases at Discounts to NAV

Sometimes the most value-accretive acquisition a company can make is that of its own shares. The key word there is “sometimes”; as in the case of acquisitions, not all share buyback plans are created equal. If a company is repurchasing shares when its stock is overvalued in the market, or it is increasing its debt levels to fund such buybacks – or both at the same time – share repurchases could very well impair shareholder value longer-term rather than create it. On the other hand, we believe that asset-rich, well- financed companies could potentially grow their NAV per share over time considerably through stock buybacks – provided they are done only when the shares are trading for less than they are worth and done without imprudently leveraging the balance sheet. If those conditions hold, we believe share repurchases can often create value for remaining shareholders, in a way somewhat akin to how you would get wealthier over time if you had the opportunity to purchase dollar bills for 70 cents and do so repeatedly. Numerous Fund holdings have been doing just that, in our opinion; holdings that repurchased their own shares in 2023 included Exor, International Petroleum, Jefferies, Nutrien, Spectrum Brands, Standard Chartered, Tidewater, UniCredit, and Westaim. In some cases the share repurchases (at discounts to our estimates of NAV) either coincided with or followed the sale of individual assets at much better valuations, in our view. The was the case for Westaim (share buybacks following the sale of Skyward shares) as well as Spectrum Brands, which completed the sale of its Hardware & Home Improvement (HHI) segment to Assa Abloy in June 2023 for roughly $3.8 billion in net proceeds. Spectrum Brands subsequently entered into an accelerated share repurchase agreement for $500 million worth of shares (with an additional $500 million approved by its Board).

Takeovers in the Fund

If a company’s discounted valuation persists in the market for long enough, it sometimes becomes a target for strategic or financial buyers (provided that no material structural impediments to a change in control exist). Because we generally prefer to invest for the long run, in assets and businesses that could potentially compound value over many years, at times takeovers could be a mixed blessing – particularly if, for example, a buyer swooped in at a time of temporary adversity to buy the business for less than its longer- term worth. Still, in many cases a bidder must offer a substantial premium to the stock price in order to get management and enough existing shareholders to agree to a sale. As such, in our history, takeovers have offered us another potential road to value realization in cases in which the stock market, for one reason or another, has not come around to more appropriately reflecting the value of a business. Indeed, the Fund saw some takeover-related activity in 2023, and as noted earlier, its positions in both Banco Itaú Chile and Yamana Gold Inc. were eliminated essentially as a result of a tender offer (in the case of the former) and a takeover bid (in the case of the latter) – both of which were made at meaningful premiums to their

www.moeruscap.com

respective share prices (and the Fund’s cost bases) prior to the offer – while Éxito (post spin-off from CBD) in October 2023 was the subject of a cash takeover bid at a roughly 42% premium to market.

Prospects for Event-Driven Value Creation Looking Forward

In summary, 2023 has been an active year for the Fund’s holdings in terms of corporate activity. Further, we continue to believe that the portfolio is rich with potential for event-driven value realization looking forward. For example, in addition to the activities already in progress among holdings that we have discussed, a couple other Fund holdings have been in the news recently.

In our last Shareholder Letter, we discussed Canadian natural resources group Teck Resources (“Teck”) – which we had added to the Fund earlier in 2023 – highlighting what, in our opinion, was the company’s considerable potential for event-driven value realization. In November 2023, Teck announced that it has reached an agreement with Glencore and Nippon Steel to divest its entire metallurgical coal business (Elk Valley Resources) for cash proceeds of US$8.6 billion (plus free cash flow generated until the deal’s projected closing in the Third Quarter of 2024). If the sale is completed, Teck intends to use the proceeds to strengthen its balance sheet, return capital to shareholders, and reinvest into its significant copper reserves. Shortly thereafter, Teck announced that the Toronto Stock Exchange had approved its request to establish a normal course issuer bid, under which Teck may repurchase up to roughly 7.8% of its Class B shares over the following twelve months. We continue to believe that, given the size and quality of reserves Teck possesses, especially in its base metals business (notably copper and zinc), thoughtful corporate activity could potentially surface considerable value for the shareholders.

Another Fund holding, United Kingdom-based Retail REIT Hammerson, saw its share price rise significantly in November 2023 driven, in part, by an (unconfirmed) press report suggesting that the company may be talking to investors about potentially buying Hammerson’s roughly 40% interest in its Value Retail (outlet malls) business for roughly GBP 1 billion. To be very clear, the report is speculative and has not been confirmed by the company, and it remains to seen whether any transaction will ultimately occur. That said, we believe a potential sale of Value Retail at somewhere around the rumored valuation would be attractive, especially relative to what we believe is currently a deeply discounted valuation for Hammerson in its entirety, while also further strengthening the company’s improving balance sheet.

One point we’d like to emphasize: we do not know whether anything will come of the speculation regarding Hammerson potentially making an asset sale, nor do we know if Teck’s agreed upon sale of its metallurgical coal business will be successfully completed. We only put forward Teck and Hammerson as examples because they have been in the news of late. But the timing of any eventual value realization – not just at these two holdings but across the Fund – is always uncertain and often unpredictable. Although we have conviction in the underlying value proposition of the Fund’s investments, it is quite often unclear to us precisely when that value will be either unlocked via corporate activity or eventually more fully appreciated by the securities markets.

However, the uncertainty regarding timing notwithstanding, we believe that an investment approach focused on finding well-financed, asset-rich businesses whose shares are undervalued – if well-executed – may lend itself well to the creation of a portfolio that possesses ample potential candidates for value creation via corporate events. If we are successful in identifying and assembling a portfolio of well- financed, undervalued investment opportunities, with management teams that we believe are creating shareholder value rather than destroying it over time, we believe that corporate activity could serve the

www.moeruscap.com

Fund well (as it did in 2023) over the long-term on a portfolio basis – with some holdings further along in the path towards value realization, while still others are earlier in their journey, sowing the seeds for future value creation. Furthermore, we believe such opportunities for event-driven value realization might not necessarily be highly correlated with, nor heavily reliant upon, top-down macroeconomic factors or the whims of stock market sentiment and whatever might be the flavor of the day in the market’s eyes.

Fund Outlook

Looking forward, the near-term future for the economy, inflation and interest rates continues to be subject of much debate in the financial media. Recession or no recession? Hard landing or soft? Will inflation continue to slow from here, allowing the Federal Reserve to end their interest rate hikes and begin reversing course in 2024? Or will inflation remain stubbornly high, necessitating a “higher for longer” rate environment? Might 1970s-style stagflation be in our future? Simply put, there are various plausible scenarios that could conceivably play out, and while making short-term predictions might be entertaining, we believe basing investment decisions upon those forecasts is ill-advised. We don’t participate in such debates, nor are we willing to risk capital on our ability (or anybody’s) to accurately forecast macroeconomic variables. Given our long-term time horizon and investment approach, we’re not as concerned with the very short-term outlook, except insofar as it might result in longer-term opportunity. But although we can’t, and won’t, try to predict an inherently unpredictable future, we strive to be aware of various macro scenarios and how each could impact the Fund over the long run.

Regarding the near-term future of the economy, virtually anything is possible, and predictions continue to prove notoriously unreliable, in our view; just think of the many forecasters who seemed nearly certain coming into the year that we would see a recession in 2023. In recent months, there have been some signs in various economic data recently released suggesting that the series of interest rate hikes in rapid succession by the Federal Reserve might be starting to bite and beginning to result in a slowdown in inflation rates, potentially allowing for interest rate cuts in 2024. The Federal Reserve’s rate hike campaign had some casualties in the form of some bank distress (particularly among U.S. regional banks) earlier in 2023, and it seems reasonable to assume some banks may pull back in terms of willingness to lend – a de facto tightening. A secondary impact has been the balance sheets of banks (notably U.S. regionals) being placed under greater scrutiny regarding the interest sensitivity of their assets and liabilities, which might result in write-downs that could possibly impair regulatory capital at some of the more vulnerable banks.

Other than a brief swoon in sympathy with U.S. bank stocks in March 2023 at the height of the turmoil, we have seen no substantive actual business impact on the Fund’s bank stocks. All of the Fund’s bank stocks are non-U.S., and therefore have, in our opinion, been fairly far removed from the worst of the excesses that took place in the U.S. banking space. Further, we believe the Fund’s bank holdings are strongly capitalized, meaningfully undervalued, and rich with potential for value-accretive corporate activity. That said, a retrenchment in bank lending in the U.S. could contribute to a slowdown in its economy, which might have indirect impacts elsewhere in the portfolio. Such an environment, in which banks pull back on lending, borrowing has become more expensive for governments, corporates, and consumers as a result of the Federal Reserve’s rate hike campaign, and debt refinancings (potentially at much higher rates) loom in the coming years, could potentially weigh on economic activity in general, testing the “Goldilocks” or “soft landing” narrative that many of the more expensive areas of the market are counting on, in our view – even if it results in a cyclical decline in inflation and the lower interest rates in the near-term that the market is waiting for.

www.moeruscap.com

But importantly, as distinct from the near-term, over the longer-term, we continue to believe it is reasonably likely that future inflation, while subject to cyclical volatility (both up and down), might generally and on average remain higher than it had been for much of post-Global Financial Crisis (GFC) era. The numerous reasons why we believe this include, to start, a dramatic expansion in money supply resulting from many years of monetary stimulus that then expanded into uncharted territory in response to the pandemic – which also sparked a wave of massive fiscal stimulus on top of that, with the U.S. government currently engaging in heavy deficit spending. This is despite an economy and labor market that have held up so far and a relatively resilient consumer who benefitted from COVID-era transfer payments and a multi-year opportunity (pre-2022) to lock in low mortgage rates. Given recent infrastructure legislation, the Inflation Reduction Act, and defense spending in a conflict-filled world, fiscal profligacy seems unlikely to abate anytime soon. Further, we remain unconvinced that some of the primary drivers of the recent surge in inflation – for example, years of underinvestment in Natural Resources needed to support long-term economic growth – have been adequately addressed in terms of long-term, supply-side solutions. In other words, a cyclical reduction in inflation that allowed for a Federal Reserve pause and possibly a pivot in 2024, absent sufficiently meaningful solutions to some of the structural causes of recent inflationary pressures, could potentially reverse course, with inflation seeing a resurgence if/when economic activity begins to regain momentum. Alternatively, stagflation remains yet another possibility.

Additionally, the geopolitical landscape unfortunately continues to provide much more bad news than good. In the Middle East, Hamas’ horrific October attack on Israel and the ensuing war that has erupted in response is a humanitarian catastrophe that has the potential to spiral into an even larger regional/global conflict, with significant risks to the supply of oil and gas that the market has not yet, in our view, adequately taken into account. One recent result of the conflict has been a number of Yemen-based Houthi attacks on commercial vessels in the Red Sea, which forced many ships to take the long route around Africa rather than a much shorter journey via the Suez Canal. This comes at the same time that traffic through the Panama Canal – another major artery for international trade – has slowed down considerably because of drought. Meanwhile in Europe, Russia’s invasion of Ukraine continues, and with it, the potential for further disruption in the markets for oil, gas, agriculture and other commodities.

Conflict-related disruptions to shipping could potentially continue to adversely impact supply chains, proving inflationary. Further, needless to say, the larger and the longer the military conflicts are, the heavier the funding needs of the countries that are directly engaging in or financing the conflicts; in addition to being humanitarian disasters, wars are also very expensive and tend to have an inflationary impact. Further, even among countries between which we have fortunately not seen outright military conflict, intensifying geopolitical rivalry has led to increased ructions in international trade, with many governments seemingly becoming more interventionist in matters of trade and economic policy. In sum, these factors (among others) point, in our view, towards an increased probability of a future in which inflation rates – although volatile, waxing and waning cyclically – may very well remain higher than they had been in the recent past, in general and on average over the long-term.

We continue to believe that security selection and the fundamentals behind it are apt to matter more in determining investment outcomes in a world with heightened geopolitical risk, higher inflation rates, and the cost of capital increasing from the artificially low levels of the past 15 years. Volatility along the way notwithstanding, we believe this bodes well for the Fund longer-term because our investment approach has always remained focused on valuation, fundamentals, and ideally, the ability to withstand the more adverse of the potential paths the economy might take in order to thrive over the long run. In short, we strive to uncover potentially compelling longer-term bargains that become available due to short-term

www.moeruscap.com

volatility and uncertainty. Notwithstanding a resurgence in “story stocks” in 2023, we continue to believe certain stock-specific attributes that we seek in a given investment, many of which were overlooked in recent years amid a flood of liquidity and easy money, are likely to matter much more in determining future investment outcomes.

These attributes include discounted valuations that price in adversity rather than optimism, as well as financial position strength and a business model that is not dependent on easy capital markets – thereby providing the wherewithal to survive and even take advantage of challenging times. Another important attribute we seek is ample potential for long-term value creation via corporate activity (e.g., well-priced acquisitions and sales of assets, repurchasing shares cheaply, spin-offs, etc.). We believe such corporate activity (if done well) can drive long-term value creation while investors “wait” for those efforts to eventually be rewarded either by the market, a takeover, or other means. As detailed earlier, we believe this is an exciting time for the Fund’s collection of idiosyncratic investments that, in our view, are rich with possibilities for event-driven value creation, which could potentially positively impact Fund performance in a way that might not be highly correlated with or heavily reliant upon day-to-day market psychology or top-down economic factors. On that point, we would again argue that corporate activity favorably contributed to the Fund’s performance in 2023, a somewhat challenging year for many Value-oriented strategies relative to Growth strategies and benchmark indices.

In conclusion, we continue to believe that given an ever-changing world, we are potentially in the early stages of a process in which valuation and company-specific fundamental factors may reassert their critical roles in determining long-term, risk-adjusted investment returns. While volatility is to be expected, we embrace it as a periodic source of long-term opportunity. We continue to believe the Fund is well positioned longer-term, given our focus on what we believe to be well-financed, deeply discounted investment opportunities in areas we believe are better suited in a relative sense for a changing world – one in which inflation and interest rates might not return to the abnormally low levels experienced over the past 15 years and, as a consequence, low-cost capital might be harder to come by. In a world in which broader benchmark indices continue to trade at what we see as rich valuations and are increasingly concentrated in what we view as highly correlated areas (e.g., mega-cap Tech), we continue to believe that the attractive valuations, sound long-term fundamentals, and staying power of many Fund holdings, as well as their potential to unlock value via corporate activity, offer attractive portfolio-level benefits and bode well for the Fund over the long run.

One Last Update

Finally, you may have noticed that we have been referencing two indexes by way of comparison to the Fund’s performance: the MSCI ACWI and the MSCI ACWI ex USA. The former (MSCI ACWI) is a global index (i.e., which includes the United States), while the latter (MSCI ACWI ex USA) is an international index (i.e., which excludes the U.S.). As you know, at Moerus we look for deep value opportunities worldwide, with no preconception as to which geography we are invested in, as long as the security meets our investment criteria. That is how we have operated since day one when the Fund started in 2016.

Over the years since then, a disproportionate number of the Fund’s investment opportunities have come from outside the U.S. rather than from here at home – again, not by design, but merely as a result of where we believe we have found the best bargains from a long-term perspective. As a result, if we look at the eight Fiscal Year-end periods since the Fund’s inception (November 30, 2016, through November 30, 2023), the weighting of U.S. securities in the Fund has ranged from a low of 9.5% of assets to a high of 14.5% over the history of the Fund. As of November 30, 2023, the weighting of U.S. securities in the Fund is 8.3% – well below that of a typical “global fund,” or the 62.7% that is currently in the MSCI ACWI as of the same date.

www.moeruscap.com

Most observers would categorize a similar fund as an “international” fund, including Morningstar, which categorizes the Fund as “Foreign” rather than “Global.”

As such, we have updated the Prospectus and SAI so that the Fund will be categorized as an international fund rather than as a global fund, for purposes of comparison that, in our opinion, better reflects the geographic weightings of the Fund since inception. Accordingly, we have added the MSCI ACWI ex USA as an additional benchmark index for comparison. It’s important to emphasize that nothing will change in the way we manage or have managed the Fund, other than a changed universe of comparable funds and the index against which the Fund is measured, both of which more accurately reflect the Fund’s predominantly non-U.S. composition.

As always, many thanks for your continued support, interest, and curiosity. We look forward to writing you again later in the year. Best wishes for a healthy, happy, safe, and prosperous 2024.

Sincerely,

Amit Wadhwaney, Portfolio Manager

© 2024 Moerus Capital Management LLC (“Moerus”) is a registered investment adviser. The information set forth herein is informational in nature and is not intended to be investment advice. This information reflects the opinion of Moerus on the date written and is subject to change at any time without notice. Due to various factors including, but not limited to, changing market conditions, the content may no longer reflect our current opinions or positions. Performance figures reflected herein are presented net of fees. Past performance is not an indicator or guarantee of future results.

Investing in mutual funds involves risks including the possible loss of principal and there can be no assurance that any investment will achieve its objectives. International investing involves increased risk and volatility due to currency fluctuations, economics and political conditions, and differences in financial reporting standards.

The preceding information is not being provided in a fiduciary capacity, and it is not intended to be, and should not be considered as, impartial investment advice.

The MSCI Emerging Markets Index captures large and mid-cap representation across 24 Emerging Markets (EM) countries. With 1,437 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI ACWI Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across 23 Developed Markets countries and 24 Emerging Markets countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth

www.moeruscap.com

rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

The MSCI ACWI Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets countries and 24 Emerging Markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Current and future portfolio holdings are subject to change and risk.

The Moerus Worldwide Value Fund is distributed by Foreside Fund Services, LLC, Member FINRA.

www.moeruscap.com

Fund Performance - (Unaudited)
November 30, 2023

Moerus Worldwide Value Fund

The Fund’s performance figures* for the year ended November 30, 2023, compared to its benchmark:

		Average Annual	Average Annual
Fund/Index	One Year	Five Year	Since Inception** - November 30, 2023
Moerus Worldwide Value Fund - Class N	16.49%	7.36%	6.36%
Moerus Worldwide Value Fund - Institutional Class	16.79%	7.63%	6.63%
MSCI AC World Index ex USA Net (USD)***	9.26%	5.06%	5.75%
MSCI AC World Index Net (USD)****	12.01%	9.07%	9.50%

Moerus Worldwide Value Fund vs. MSCI AC World Index ex USA Net (USD)
Comparison of Change in Value of $100,000 Investment

Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index returns do not reflect expenses, which have been deducted from the Fund’s return. The Class N and Institutional Class returns are calculated using the traded NAV on November 30, 2023. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total operating expense ratio, as stated in the fee table in the Fund’s Prospectus dated November 6, 2023, is 2.00% for Class N shares and 1.75% for Institutional Class shares. Effective March 31, 2023 Moerus Capital Management LLC (the “Adviser”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least November 6, 2024, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.50% and 1.25% for Class N and Institutional Class Shares, respectively. Prior to March 31, 2023, the expense limitations were 1.65% and 1.40% for Class N and Institutional class shares, respectively. The fee waiver and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within three years after the fees were waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days written notice to the Adviser. Absent this agreement, the performance would have been lower. For performance information current to the most recent month-end table, please call 1-844-MOERUS1. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND ARE NOT PREDICTIVE OF FUTURE RESULTS.

*	Performance data quoted is historical.

**	Inception date is May 31, 2016.

***	The MSCI AC World ex USA Index Net (USD) is an unmanaged index consisting of 46 country indices comprised of 22 of 23 developed markets (excluding the US) and 24 emerging market country indices. With 2,321 constituents, the Index covers approximately 85% of the global equity opportunity set outside the US. The Index is calculated with dividends reinvested after deduction of withholding tax. The Index is shown solely for comparison purposes and the underlying holdings of the Index may differ significantly from the portfolio. The Index is a trademark of MSCI Inc. and is not available for direct investment. In order to align with the Fund’s investment strategies and in order to provide a more suitable long-term comparison, the Fund’s primary benchmark changed from the MSCI AC World Index (USD) to the MSCI AC World Index ex USA Index Net (USD).

****	The MSCI AC World Index Net (USD) captures large and mid-cap representation across 23 Developed Market and 24 Emerging Market countries. With 2,946 constituents, the index covers approximately 85% of the global investable equity opportunity set. You cannot invest directly in an index.

Management Discussion of Fund Performance

The Moerus Worldwide Value Fund (the “Fund”) generated returns of +16.49% and +16.79% (net of fees) for the Class N share class and Institutional Class, respectively, during the twelve months ended November 30, 2023 (“2023” or “the year”). For comparison purposes only, the MSCI All Country World Index (“MSCI ACWI”) returned +12.01% (net), while the MSCI All Country World ex USA Index (“MSCI ACWI ex USA”) returned +9.26% (net) over the same period.1 It is important to note that the investment objective of the Fund is long-term capital appreciation, and that the Fund typically invests with a time horizon of roughly five years (or more). For these reasons, the Fund is not managed according to any short-term performance objectives or benchmark considerations. With that said, despite a general market backdrop in which Growth stocks significantly outperformed Value and the broader market, the Fund performed well in both an absolute sense and relative to the benchmark indexes. The five most significant positive contributors to the Fund’s performance in 2023 (in order of magnitude) were Tidewater, Türkiye Sigorta, Despegar.com, UniCredit, and Arcos Dorados Holdings. The five most significant detractors in 2023 were Canfor Pulp Products, Dundee Corp., Cromwell Property Group, Enerflex, and Nutrien.

The Fund’s positive absolute and relative performance in 2023 was driven, in part, by continued improving fundamentals and company-specific developments among Fund holdings in areas such as Offshore Energy Services, Financial Services (most notably in Turkey and Italy) and in Latin America. These Fund holdings tend to operate in industries and/or geographies that had been out of favor with investors and/or starved of investor capital for years – precisely the types of situations we are often attracted to. Whereas so many of the more popular corners of equity markets have been, in our view, “priced for perfection” in recent years, many of the Fund’s holdings, in contrast, were out of favor for quite some time, despite what we believe to be sound and improving longer-term fundamentals. In our view, some of these holdings more recently began to approach inflection points in terms of business fundamentals. Below, we will highlight what we thought were some of the more notable factors driving the Fund’s performance in 2023.

Offshore Energy Services provider Tidewater was the single largest positive contributor to the Fund’s performance in 2023, with its shares up 98% in USD terms during the period, driven by continued meaningful improvements in business activity levels. The Offshore Support Vessel (OSV) market, which had endured a multi-year depression in activity, appears to be tightening meaningfully, with a much-improved vessel supply/demand balance that is resulting in material improvements in pricing across geographies and vessel classes. We believe Tidewater shares have benefitted from significantly improved business conditions, as well as from three well-priced acquisitions made during the industry downturn that strengthened its competitive positioning.

By sector, the largest positive contribution to Fund performance in 2023 came from its Financial Services holdings, despite a difficult March 2023 that initially saw most bank stocks sell off in sympathy with the U.S. regional banking turmoil. The Fund does not own any U.S. commercial banks; the Fund’s Financials holdings are a heterogeneous group of investments operating across different geographies (North America, Europe, India, and Latin America) and types of business (including Banks, Holding Companies, and Insurance Companies) that collectively offer, in our opinion, opportunities to invest in well-capitalized businesses with attractive long-term prospects at meaningfully discounted valuations. In general, the Fund’s Financial Services holdings benefited

[1]	Source for Index returns: Bloomberg

(albeit to varying degrees) from a higher interest rate environment that positively impacted profitability in some areas (e.g., Insurance, Banking). In 2023, almost all of the Fund’s Financials holdings positively contributed to performance, with meaningful gains coming from a majority of holdings in areas that included Insurance (e.g., Türkiye Sigorta, Conduit Holdings), Banking (e.g., UniCredit, IDFC First Bank), and Holding Companies (e.g., Westaim Corp., Exor NV). Of this group, the most significant contributors to the Fund’s 2023 performance were Türkiye Sigorta and UniCredit. Türkiye Sigorta was the second-largest contributor overall to the Fund’s performance in 2023. Shares of Türkiye Sigorta, a Turkish non-life insurance company, benefited from material improvements in prospective profitability, driven by both improved underwriting profit (due to its insurance policies resetting at higher rates to better reflect increased inflation) as well as by improved investment portfolio returns (due to a series of sharp rate hikes in Turkey). Another of the Fund’s Financials holdings, Italian bank UniCredit SpA, was the fourth-largest positive contributor overall to the Fund’s performance in 2023. UniCredit’s strong performance was driven by solid recent business performance that exceeded consensus estimates in terms of revenue, operating expenses, and profitability, as well as by the company’s meaningful returns of capital to shareholders, which seem likely to continue going forward, given a recently released guidance of at least EUR 6.5 billion in planned capital returns in 2024. Further, UniCredit has benefited from higher interest rates in the Euro Zone (relative to its recent history), which has had a favorable impact on its margins.

Looking at the Fund’s performance by geography, the most meaningful positive contribution to performance came from the Fund’s holdings in Latin America. In general, the region had seemingly been ignored for the past several years amid various sources of pandemic-related, macroeconomic, and political uncertainty that weighed both on local equity markets and on Latin American currencies. Over the past several years, the Fund invested in a number of leading, domestically/regionally focused companies that we believe are well-positioned in their markets and have performed quite well as businesses, only to be overshadowed by the negative general market backdrop in the region. But in 2023, investor sentiment towards Latin America seemed to turn somewhat for the better – in our view, allowing for the attractions of each of the Fund’s businesses to perhaps begin to garner increased investor attention. Virtually all of the Fund’s Latin American holdings were positive contributors to Fund performance in 2023, many meaningfully so, led by appreciation in Despegar.com and Arcos Dorados Holdings, the third and fifth-largest overall positive contributors, respectively. Despegar.com, the largest Online Travel Agency in Latin America, performed very well in Fiscal 2023 (returning +48% in USD) amid an ongoing recovery in travel-based activity from pandemic-era depths that had weighed mightily on the business in recent years, with recent quarterly results showing strong growth in bookings and revenue. Arcos Dorados Holdings, the exclusive McDonald’s franchisee throughout much of Latin America and the Caribbean, was up 58% in USD in 2023, driven by continued strong business performance. This was most recently highlighted by Arcos Dorados Holdings’ Q3 2023 results, which included systemwide comparable sales growth of over 37% year-over-year, driven by strong sales volumes and market share performance across the region.

Another positive driver of performance in 2023 was corporate event-driven activity within the portfolio that we believe is favorably contributing to the Fund’s returns. Examples include Tidewater (acquisition of Solstad’s PSV fleet); UniCredit (share buybacks at discounts to estimated NAV); Westaim Corp. (sale of Skyward Specialty Insurance shares and share buybacks at discounts to NAV); Natura & Co. (sale of its Aesop business and pending sale of The Body Shop); and Spectrum Brands (sale of its Hardware & Home Improvement segment), among others in the portfolio.

On the negative side, the two detractors by sector from the Fund’s performance in 2023 were the Fund’s Materials and Real Estate-related holdings – both of which were arguably adversely impacted by a higher interest rate environment and its spillover effects. The Fund’s Materials holdings, the largest detractor by sector, are largely Natural Resource-related holdings that saw declines in areas such as Forest Products (Canfor Pulp Products), Agriculture (Nutrien), and Metals, among others, amid generally weaker commodity prices given recession-related demand concerns driven by rising interest rates. The only other sector that detracted from performance was the Fund’s Real Estate holdings, driven by declines in Cromwell Property Group and Sino Land, both of which were negatively affected by a higher interest rate environment that adversely impacted property values and led to poor investor sentiment surrounding the sector. The most material detractor from performance by geography was Canada, though this was largely related to declines in the aforementioned Materials and Natural Resources-related holdings. However, collectively these declines were more than amply offset by gains in other areas of the Fund, as discussed above.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Returns are shown net of fees and expenses and assume reinvestment of dividends and other income. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Investment performance reflects expense limitations in effect. In the absence of such expense limitations, total return would be reduced. For performance current to the most recent month-end please call 1-844-MOERUS1 or visit www.moeruscap.com

The Fund’s Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least November 6, 2024, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments, or extraordinary expenses such as litigation) will not exceed 1.50% and 1.25% for Class N and Institutional Class Shares, respectively.

The inception date of the Moerus Worldwide Value Fund is May 31, 2016.

The MSCI All Country World Index Net (USD) is an unmanaged index consisting of 47 country indices comprised of 23 developed and 24 emerging market country indices and is calculated with dividends reinvested after deduction of withholding tax. The Index is a trademark of MSCI Inc. and is not available for direct investment.

The MSCI All Country World ex USA Index Net (USD) is an unmanaged index consisting of 46 country indices comprised of 22 of 23 developed markets (excluding the US) and 24 emerging market country indices. The Index is calculated with dividends reinvested after deduction of withholding tax. The Index is a trademark of MSCI Inc. and is not available for direct investment.

Current and future portfolio holdings are subject to change and risk.

Investing in Mutual Funds involves risks including the possible loss of principal and there can be no assurance that any investment will achieve its objectives. International investing involves increased risk and volatility due to currency fluctuations, economics and political conditions, and differences in financial reporting standards.

MOERUS WORLDWIDE VALUE FUND
SCHEDULE OF INVESTMENTS
November 30, 2023

Shares		Fair Value
	COMMON STOCKS — 95.7%
	ASSET MANAGEMENT - 9.3%
30,813	Aker ASA	$1,926,343
1,877,553	Dundee Corporation(a)	1,356,074
19,604	EXOR N.V.	1,905,352
12,274	Nuvama Wealth Management Ltd.(a)	462,694
		5,650,463
	BANKING - 12.7%
181,427	Bancolombia S.A.	1,434,377
130,479	Grupo Financiero Galicia S.A. - ADR	2,241,629
1,508,068	IDFC First Bank Ltd.(a)	1,541,222
185,574	Standard Chartered PLC	1,530,150
36,418	UniCredit SpA	990,318
		7,737,696
	CHEMICALS - 2.0%
23,044	Nutrien Ltd.	1,232,163

	HOUSEHOLD PRODUCTS - 5.7%
614,800	Natura & Company Holding S.A.(a)	2,067,867
20,392	Spectrum Brands Holdings, Inc.	1,413,777
		3,481,644
	INSTITUTIONAL FINANCIAL SERVICES - 4.1%
1,099,660	Edelweiss Financial Services Ltd.	994,568
42,484	Jefferies Financial Group, Inc.	1,505,633
		2,500,201
	INSURANCE - 7.5%
329,086	Conduit Holdings Ltd.	1,923,362
729,968	Turkiye Sigorta A/S	963,751
595,934	Westaim Corporation (The)(a)	1,695,315
		4,582,428
	INTERNET MEDIA & SERVICES - 4.8%
369,639	Despegar.com Corporation(a)	2,949,719

	LEISURE FACILITIES & SERVICES - 2.7%
142,844	Arcos Dorados Holdings, Inc., Class A	1,655,562

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Shares		Fair Value
	COMMON STOCKS — 95.7% (Continued)
	METALS & MINING - 11.7%
31,134	Cameco Corporation	$1,429,742
274,947	Major Drilling Group International, Inc.(a)	1,562,314
424,903	Osisko Mining, Inc.(a)	892,482
43,060	Teck Resources Ltd., Class B	1,621,209
33,986	Wheaton Precious Metals Corporation	1,661,915
		7,167,662
	OIL & GAS PRODUCERS - 3.9%
197,957	International Petroleum Corporation(a)	2,407,242

	OIL & GAS SERVICES & EQUIPMENT - 7.8%
257,793	Enerflex Ltd.	1,105,755
827,629	John Wood Group plc(a)	1,453,227
36,602	Tidewater, Inc.(a)	2,199,049
		4,758,031
	REAL ESTATE INVESTMENT TRUSTS – 6.2%
5,527,596	Cromwell Property Group	1,606,965
6,387,110	Hammerson plc	2,184,964
		3,791,929
	REAL ESTATE OWNERS & DEVELOPERS - 3.9%
1,124,301	Sino Land Company Ltd.	1,132,815
920,917	Straits Trading Company Ltd.	1,287,293
		2,420,108
	RETAIL - CONSUMER STAPLES - 6.8%
662,215	Almacenes Exito S.A. - ADR(a)	2,294,638
2,771,720	Cia Brasileira de Distribuicao(a)	1,892,690
		4,187,328
	SPECIALTY FINANCE - 2.3%
15,927	Bajaj Holdings & Investment Ltd.	1,405,356

	TRANSPORTATION & LOGISTICS - 4.3%
9,577	Copa Holdings S.A., Class A	887,213

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2023

Shares		Fair Value
	COMMON STOCKS — 95.7% (Continued)
	TRANSPORTATION & LOGISTICS - 4.3% (Continued)
178,763,989	Latam Airlines Group S.A.(a)	$1,744,640
		2,631,853

	TOTAL COMMON STOCKS (Cost $50,182,487)	58,559,385

	SHORT-TERM INVESTMENT — 5.0%
	MONEY MARKET FUND - 5.0%
3,073,810	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Class, 5.24% (Cost $3,073,810)(b)	3,073,810

	TOTAL INVESTMENTS - 100.7% (Cost $53,256,297)	$61,633,195
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7)%	(404,048)
	NET ASSETS - 100.0%	$61,229,147

ADR	- American Depositary Receipt

A/S	- Anonim Sirketi

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of November 30, 2023.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
MOERUS WORLDWIDE VALUE FUND
NOVEMBER 30, 2023

Diversification of Assets
Top 10 Holdings by Asset Class or Industry	% of Net Assets
Banking	12.7%
Metals & Mining	11.7%
Asset Management	9.3%
Oil & Gas Services & Equipment	7.8%
Insurance	7.5%
Retail - Consumer Staples	6.8%
Real Estate Investment Trusts	6.2%
Household Products	5.7%
Internet Media & Services	4.8%
Transportation & Logistics	4.3%
Other	18.9%
Total	95.7%
Money Market Fund	5.0%
Liabilities in Excess of Other Assets	(0.7)%
Grand Total	100.0%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
MOERUS WORLDWIDE VALUE FUND
NOVEMBER 30, 2023

Diversification of Assets
Country	% of Net Assets
Canada	24.3%
Argentina	8.5%
United Kingdom	8.4%
United States	8.4%
India	7.2%
Brazil	6.5%
Colombia	6.1%
Italy	4.7%
Norway	3.2%
Bermuda	3.1%
Chile	2.9%
Uruguay	2.7%
Australia	2.6%
Singapore	2.1%
Hong Kong	1.9%
Turkey	1.6%
Panama	1.5%
Total	95.7%
Money Market Fund	5.0%
Liabilities in Excess of Other Assets	(0.7)%
Grand Total	100.0%

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2023

ASSETS
Investment securities:
Securities at Cost	$53,256,297
Securities at Value	$61,633,195
Foreign Cash - (cost - $8)	594
Receivable for Fund shares sold	7,144
Dividends and interest receivable	125,753
Prepaid expenses and other assets	26,712
TOTAL ASSETS	61,793,398

LIABILITIES
Payable for Fund shares redeemed	49,920
Payable for securities purchased	220,398
Investment advisory fees payable	22,096
Payable to related parties	14,705
Distribution (12b-1) fees payable	302
Deferred capital gains tax payable	231,119
Accrued expenses and other liabilities	25,711
TOTAL LIABILITIES	564,251
NET ASSETS	$61,229,147

Net Assets Consist of:
Paid in capital	$55,265,245
Accumulated Earnings	5,963,902
NET ASSETS	$61,229,147

Net Asset Value Per Share:
Class N Shares:
Net Assets	$1,540,243
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	107,218
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$14.37	(a)

Institutional Class Shares:
Net Assets	$59,688,904
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,143,598
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$14.41	(a)

(a)	The NAV for Class N and the Institutional Class shown above differs from the traded NAV on November 30, 2023 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2023

INVESTMENT INCOME
Dividends (net of $143,824 foreign withholding taxes)	$3,964,662
Interest	86,228
TOTAL INVESTMENT INCOME	4,050,890

EXPENSES
Investment advisory fees	514,184
Distribution (12b-1) fees:
Class N	3,040
Administrative services fees	102,966
Custodian fees	53,475
Transfer agent fees	51,647
Accounting services fees	41,722
Legal fees	36,873
Registration fees	34,483
Compliance officer fees	26,966
Audit and tax fees	22,847
Trustees’ fees and expenses	17,338
Shareholder reporting expenses	17,335
Insurance expense	4,354
Other expenses	4,568
TOTAL EXPENSES	931,798
Fees waived by Adviser	(226,707)
NET EXPENSES	705,091
NET INVESTMENT INCOME	3,345,799

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investments and foreign currency translations (net of capital gains tax paid of $32,652)	2,751,777
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations (net of increase in deferred capital gains tax of $74,109)	2,255,396

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,007,173

NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,352,972

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	November 30, 2023	November 30, 2022
FROM OPERATIONS:
Net investment income	$3,345,799	$465,099
Net realized gain from investments	2,751,777	1,871,864
Net change in unrealized appreciation on investments	2,255,396	3,050,670
Net increase in net assets resulting from operations	8,352,972	5,387,633

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Class N	(3,069)	(41,523)
Institutional Class	(265,763)	(2,072,591)
Decrease in net assets from distributions to shareholders	(268,832)	(2,114,114)

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold:
Class N	743,691	201,394
Institutional Class	10,839,681	9,364,596
Net asset value of shares issued in reinvestment of distributions to shareholders:
Class N	3,061	41,409
Institutional Class	259,713	2,068,898
Payments for shares redeemed:
Class N	(330,347)	(188,016)
Institutional Class	(7,539,595)	(4,873,238)
Net increase in net assets from shares of beneficial interest	3,976,204	6,615,043

TOTAL INCREASE IN NET ASSETS	12,060,344	9,888,562

NET ASSETS:
Beginning of Year	49,168,803	39,280,241
End of Year	$61,229,147	$49,168,803

SHARE ACTIVITY
Class N:
Shares Sold	54,956	16,585
Shares Reinvested	248	3,710
Shares Redeemed	(25,189)	(15,729)
Net increase in shares of beneficial interest outstanding	30,015	4,566
Institutional Class:
Shares Sold	800,605	777,284
Shares Reinvested	21,029	185,219
Shares Redeemed	(563,541)	(409,488)
Net increase in shares of beneficial interest outstanding	258,093	553,015

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class N
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	November 30,		November 30,	November 30,	November 30,	November 30,
	2023		2022	2021	2020	2019
Net asset value, beginning of year	$12.37		$11.49	$9.81	$11.22	$11.01
Activity from investment operations:
Net investment income (loss) (1)	0.82		0.09	(0.01)	0.05	0.08
Net realized and unrealized gain (loss) on investments	1.22		1.38	1.74	(1.33)	0.29
Total from investment operations	2.04		1.47	1.73	(1.28)	0.37
Paid-in-capital from redemption fees	—		—	—	—	0.00 (2)
Less distributions from:
Net investment income	(0.04)		(0.59)	(0.05)	(0.13)	(0.16)
Net realized gain	—		—	—	—	—
Total distributions	(0.04)		(0.59)	(0.05)	(0.13)	(0.16)
Net asset value, end of year	$14.37		$12.37	$11.49	$9.81	$11.22
Total return (3)	16.54%		13.32%	17.72%	(11.59)%	3.49%
Net assets, end of year (000s)	$1,540		$955	$835	$898	$1,007
Ratio of gross expenses to average net assets (4)	1.96%		1.99%	1.92%	2.20%	1.92%
Ratio of net expenses to average net assets	1.55	% (5)	1.65%	1.65%	1.65%	1.65%
Ratio of net investment income (loss) to average net assets	6.12%		0.77%	(0.10)%	0.52%	0.69%
Portfolio Turnover Rate	34%		34%	28%	29%	21%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Adviser not absorbed a portion of the Fund expenses, total returns would have been lower. Total return represents aggregate total return based on net asset value.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Effective March 31, 2023, the operating expenses limitation was reduced to 1.50% from 1.65%.

See accompanying notes to financial statements.

Moerus Worldwide Value Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Institutional Class
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	November 30,		November 30,	November 30,	November 30,	November 30,
	2023		2022	2021	2020	2019
Net asset value, beginning of year	$12.41		$11.54	$9.84	$11.25	$11.05
Activity from investment operations:
Net investment income (1)	0.83		0.12	0.02	0.07	0.11
Net realized and unrealized gain (loss) on investments	1.24		1.37	1.75	(1.33)	0.28
Total from investment operations	2.07		1.49	1.77	(1.26)	0.39
Paid-in-capital from redemption fees	—		—	—	—	0.00 (2)
Less distributions from:
Net investment income	(0.07)		(0.62)	(0.07)	(0.15)	(0.19)
Total distributions	(0.07)		(0.62)	(0.07)	(0.15)	(0.19)
Net asset value, end of year	$14.41		$12.41	$11.54	$9.84	$11.25
Total return (3)	16.76%		13.53%	18.12%	(11.35)%	3.68%
Net assets, end of year (000s)	$59,689		$48,214	$38,446	$33,333	$45,191
Ratio of gross expenses to average net assets (4)	1.71%		1.74%	1.67%	1.95%	1.67%
Ratio of net expenses to average net assets	1.30	% (5)	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets	6.18%		1.04%	0.14%	0.75%	0.95%
Portfolio Turnover Rate	34%		34%	28%	29%	21%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the Adviser not absorbed a portion of the Fund expenses, total returns would have been lower. Total return represents aggregate total return based on net asset value.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Effective March 31, 2023, the operating expense limitation was reduced to 1.25% from 1.40%.

See accompanying notes to financial statements.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2023

1.	ORGANIZATION

The Moerus Worldwide Value Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is long-term capital appreciation. The Fund commenced operations on May 31, 2016.

The Fund currently offers Class N and Institutional Class shares, which are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”, including Accounting Standards Update 2013-08. Fund level income and expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative net assets within the Fund. Class specific expenses are allocated to that share class.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost which approximates fair value. Securities traded on a foreign exchange which has not closed by the valuation time or for which the official closing prices are not available at the time the net asset value per share (“NAV”) is determined may use alternative market prices provided by a pricing service.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Mutual funds are valued at their respective NAV as reported by such investment companies. Exchange-traded funds (“ETFs”) are valued at the last reported sale price or official closing price. Mutual funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the NAV. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

The Fund may hold investments, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security- specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – Applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid investments, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund values its investments utilizing various methods to measure their fair value on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2023 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$58,559,385	$—	$—	$58,559,385
Money Market Fund	3,073,810	—	—	3,073,810
Total	$61,633,195	$—	$—	$61,633,195

Additional disclosures surrounding Level 3 investments were not significant to the financial statements.

*	Please refer to the Schedule of Investments for industry classifications.

Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

Foreign Currency Risk: Currency investing and trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchanges in exchange rates. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Foreign Investment Risk: Foreign investing involves adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Concentration of Risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change or climate–related events, pandemics, epidemics, terrorism, regulatory events and governmental or

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective yield method. Dividend income and expense are recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends and foreign capital gain taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. As of November 30, 2023, the Fund recorded a deferred liability for potential future Indian capital gains taxes of $231,119. During the year ended November 30, 2023, the Fund paid Indian capital gains taxes in the amount of $32,652.

Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP and are recorded on the ex-dividend date. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Cash and cash equivalents – Cash and cash equivalents are held with a financial institution and include demand deposits and short-term, liquid investments with an original maturity of three months or less. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to shareholders. Therefore, no provision for federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years November 30, 2020, to November 30, 2022, or expected to be taken in the Fund’s November 30, 2023, tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the year ended November 30, 2023, the Fund did not incur any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2023, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, amounted to $24,117,085 and $17,945,654, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Moerus Capital Management LLC serves as the Fund’s investment adviser (“Adviser”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, oversees the daily operations of the Fund, manages the Fund’s portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets. For the year ended November 30, 2023, the Fund incurred $514,184 in investment advisory fees.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least November 6, 2024, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)), will not exceed 1.50% and 1.25% of the Fund’s average daily net assets attributable to Class N shares and Institutional Class shares, respectively. Prior to March 31, 2023, the expense limitations were 1.65% and 1.40% for Class N and Institutional Class shares, respectively. During the year ended November 30, 2023, the Adviser waived fees in the amount of $226,707 pursuant to its contractual agreement.

If the Adviser waives any fees or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expenses to exceed the respective expense limitation. The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement).

Expenses subject to recapture pursuant to the aforementioned conditions as of November 30, 2023 will expire on November 30 of the following years:

November 30, 2024	November 30, 2025	November 30, 2026
$106,312	$153,840	$226,707

Foreside Fund Services, LLC is the distributor for the shares of the Fund (the “Distributor”). Shares of the Fund are offered on a continuous basis.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class N shares, pursuant to Rule 12b-1 of the 1940 Act, which allows the Fund to pay the Fund’s Distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

attributable to Class N shares. For the year ended November 30, 2023, the Fund incurred $3,040 in distribution and shareholder servicing fees.

Ultimus Fund Solutions, LLC (“UFS”) – UFS provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund as shown in the Statement of Operations. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund which are included in the compliance officer fees in the Statement of Operations.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund which are included in the shareholder reporting expenses in the Statement of Operations.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of November 30, 2023, Charles Schwab & Co., Inc., on behalf of its clients, held approximately 70.6% of the voting securities of the Fund, and therefore, may be deemed to control the Fund.

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION - TAX BASIS

At November 30, 2023, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$54,733,851	$14,853,961	$(8,185,736)	$6,668,225

7.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended November 30, 2023, and November 30, 2022, was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2023	November 30, 2022
Ordinary Income	$268,832	$2,114,114

As of November 30, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$2,993,785	$—	$—	$(3,698,329)	$—	$6,668,446	$5,963,902

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from investments are primarily attributable to the tax deferral of losses on wash sales, and mark-to-market on passive foreign investment companies. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains of $221.

At November 30, 2023, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards, as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$—	$3,698,329	$3,698,329	$2,863,577

8.	REGULATORY UPDATE

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

On December 13, 2023, the Moerus Worldwide Value Fund made income distributions of $0.7014 and $0.7309 per share for Class N and the Institutional Class, respectively.

On January 25, 2024, Wendy Wang resigned as Trustee of the Trust. Ms. Wang continues to serve as President of the Trust.

MOERUS WORLDWIDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2023

10.	TAX INFORMATION (UNAUDITED)

The fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share as of fiscal year ended November 30, 2023, and November 30, 2022, were as follows:

Fiscal Year Ended
November 30, 2023	Foreign Taxes Paid	Foreign Source Income
Moerus Worldwide Value Fund	$0.03	$0.73
Total	$0.03	$0.73

Fiscal Year Ended
November 30, 2022	Foreign Taxes Paid	Foreign Source Income
Moerus Worldwide Value Fund	$0.01	$0.02
Total	$0.01	$0.02

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Moerus Worldwide Value Fund and
Board of Trustees of Northern Lights Fund Trust IV

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Moerus Worldwide Value Fund (the “Fund”), a series of Northern Lights Fund Trust IV, as of November 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2024

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

MOERUS WORLDWIDE VALUE FUND
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
November 30, 2023

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended November 30, 2023 the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

MOERUS WORLDWIDE VALUE FUND
EXPENSE EXAMPLE (Unaudited)
November 30, 2023

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/23	Ending Account Value 11/30/23	Annualized Expense Ratio	Expenses Paid During Period 6/1/23–11/30/23
Actual*
Class N	$1,000.00	$1,134.60	1.50%	$ 8.03
Institutional Class	$1,000.00	$1,135.90	1.25%	$ 6.69
Hypothetical* (5% return before expenses)
Class N	$1,000.00	$ 1,017.55	1.50%	$ 7.59
Institutional Class	$1,000.00	$ 1,018.80	1.25%	$ 6.33

*	Expenses are equal to the average account value over the year, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183), divided by the number of days in the fiscal year (365).

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2023

The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees***

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Breslin Year of Birth: 1953	Independent Trustee and Chairman of the Board since 2015	President and Consultant, Adviser Counsel, Inc. (formerly J.E. Breslin & Co.) (management consulting firm to investment advisers), (since 2009); Senior Counsel, White Oak Global Advisors, LLC. (since 2016).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Director, Kinetics Mutual Funds, Inc. (since 2000); Trustee, Kinetics Portfolios Trust (since 2000); Trustee, Forethought Variable Insurance Trust (since 2013).
Thomas Sarkany Year of Birth: 1946	Independent Trustee since 2015	Founder and President, TTS Associates Inc. (since December 2022); and Founder and President, TTS Consultants, LLC (financial services) (since 2010).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Arrow Investments Trust (since 2014), Arrow ETF Trust (since 2012), Trustee, Northern Lights Fund Trust II (since 2011); Director, Aquila Distributors (since 1981)
Charles Ranson Year of Birth: 1947	Independent Trustee since 2015	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures) (since 2003).	1	Northern Lights Fund Trust IV (for series not affiliated with the Fund since 2015); Advisors Preferred Trust (since November 2012)

11/30/23 – NLFT IV_v1

MOERUS WORLDWIDE VALUE FUND
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2023

Interested Trustee, Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Wendy Wang*** 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1970	Trustee since 2023, President since 2015	Senior Vice President, Director of Tax and Compliance Administration, Ultimus Fund Solutions, LLC (since 2012).	N/A	N/A
Sam Singh 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1976	Treasurer since 2015	Vice President, Ultimus Fund Solutions, LLC (since 2015).	N/A	N/A
Jennifer Farrell 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Secretary since 2017	Associate Director (since 2022) and Manager (2018-2022), Legal Administration), Ultimus Fund Solutions, LLC; Senior Paralegal, Gemini Fund Services, LLC (since 2015).	N/A	N/A
James Ash Year of Birth: 1976	Chief Compliance Officer since 2019	Senior Vice President, Head of Compliance (since 2023); Senior Compliance Officer, Northern Lights Compliance, LLC (2019 - 2023); Senior Vice President, National Sales Gemini Fund Services, LLC (2017-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of November 30, 2023, the Trust was comprised of 37 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund do not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

***	Ms. Wang is an interested Trustee because she is also an officer of the Trust.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-663-7871.

11/30/23 – NLFT IV_v1

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?	We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies will be available without charge, upon request, by calling 1-844-663-7871 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

ADVISER
Moerus Capital Management, LLC 307 West 38th Street, Suite 2003 New York, NY 10018

ADMINISTRATOR
Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

MWVF-AR23

a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2023 - $14,500

2022 – $14,500

(b)	Audit-Related Fees

2023 - None

2022 – None

(c)	Tax Fees

2023 - $3,500

2022 – $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 - None

2022 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                          2023         2022      2021        2020        2019        2018

Audit-Related Fees:       0.00%      0.00%   0.00%      0.00%     0.00%     0.00%

Tax Fees:                         0.00%      0.00%    0.00%      0.00%     0.00%     0.00%

All Other Fees:               0.00%      0.00%    0.00%      0.00%     0.00%     0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2023 - $3,500

2022 - $3,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)            A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation. - Not applicable

(j)            Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 2/5/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Wendy Wang

Wendy Wang, Principal Executive Officer/President

Date 2/5/2024

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 2/5/24